UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 6, 2013

ANDINA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 684-3045

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ANDINA ACQUISITION CORPORATION (“ANDINA”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ANDINA SECURITIES, REGARDING ITS MERGER WITH TECNOGLASS S.A. (“TECNOGLASS”) AND C.I. ENERGIA SOLAR S.A. E.S. WINDOWS (“ES”, COLLECTIVELY WITH TECNOGLASS, THE “COMPANY”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY ANDINA ON AUGUST 22, 2013 AND AMENDED ON SEPTEMBER 4, 2013. THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ANDINA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MARCH 2012, AND MORGAN JOSEPH TRIARTISAN (“MJTA”) ARE ACTING AS ANDINA’S INVESTMENT BANKERS IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF $1,610,000 AND MJTA WILL RECEIVE A FEE OF $500,000. ANDINA, ITS DIRECTORS AND EXECUTIVE OFFICERS, EBC AND MJTA MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ANDINA SHAREHOLDERS TO BE HELD TO APPROVE THE MERGER.

SHAREHOLDERS OF ANDINA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ANDINA’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ANDINA’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ANDINA’S FINAL PROSPECTUS, DATED MARCH 16, 2012, AND ANDINA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2013, AS AMENDED, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ANDINA OFFICERS AND DIRECTORS AND OF EBC AND MJTA AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE MERGER. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: THE EQUITY GROUP INC., 800 THIRD AVENUE, 36TH FLOOR, NEW YORK, NEW YORK 10022. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF THE COMPANY’S FINANCIAL INFORMATION AND DATA CONTAINED IN THIS CURRENT REPORT ARE UNAUDITED AND/OR WERE PREPARED BY THE COMPANY AS A PRIVATE COMPANY AND DO NOT CONFORM TO SEC REGULATION S-X. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN ANDINA’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE MERGER. ANDINA AND THE COMPANY BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF THE COMPANY TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report IS not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of andina or THE COMPANY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report includeS “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. actual results may differ from THE expectations, estimates and projections CONTAINED HEREIN AND THEREIN and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, andina’s and THE COMPANY’s expectations with respect to future performance, anticipated financial impacts of the merger and related transactions; approval of the merger and related transactions by security holders; the satisfaction of the closing conditions to the merger and related transactions; and the timing of the completion of the merger and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which THE COMPANY is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of SERVICES THAT THE COMPANY PROVIDES; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the merger does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in ANDINA’s most recent filings with the SEC. All subsequent forward-looking statements concerning ANDINA and THE COMPANY, the merger, the related transactions or other matters and attributable to andina and THE COMPANY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither ANDINA nor THE COMPANY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in ITS expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 1.01.	Entry into a Material Definitive Agreement.

On November 6, 2013, Andina Acquisition Corporation (“Andina”) entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Reorganization (“Merger Agreement”), dated August 17, 2013, between Andina, Andina Merger Sub, Inc., a wholly owned subsidiary of Andina, Tecnoglass S.A. (“Tecnoglass”) and C.I. Energia Solar S.A. E.S. Windows (“ES” together with Tecnoglass the “Company”). Under the terms of the Merger Agreement, either party to the Merger Agreement was entitled to terminate the agreement if the transactions contemplated thereby were not consummated by December 16, 2013. Pursuant to Amendment No. 1, this date was changed to December 22, 2013 to conform to the date by which Andina must complete an initial business combination or liquidate the funds in its trust account. Additionally, Andina agreed, pursuant to Amendment No. 1, to change its fiscal year end to December 31 to be in line with that of the Company following the transaction.

As previously disclosed, the shareholders of the Company will receive up to 3,000,000 ordinary shares (the “Earnout Shares”) to be released upon the achievement of certain targets described in detail in Andina’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2013. The Earnout Shares are to be released upon the achievement of specified share price targets or targets based on the post-transaction combined entity’s net earnings before interest income or expense, income taxes, depreciation, amortization and any expenses arising solely from the merger charged to income (“EBITDA”) for specified fiscal years. The specified fiscal years have been changed, in accordance with the planned change to Andina’s fiscal year, from February 28, 2014, February 28, 2015 and February 29, 2016 to December 31, 2014, 2015 and 2016, respectively.

The following table sets forth the targets and the number of Earnout Shares issuable to Company shareholders upon the achievement of such targets, as amended by Amendment No. 1:

	Ordinary Share Price Target	EBITDA Target		Number of Earnout Shares
		Minimum	Maximum	Minimum	Maximum
Fiscal year ending 12/31/14	$12.00 per share	$30,000,000	$36,000,000	416,667	500,000
Fiscal year ending 12/31/15	$13.00 per share	$35,000,000	$40,000,000	875,000	1,000,000
Fiscal year ending 12/31/16	$15.00 per share	$40,000,000	$45,000,000	1,333,333	1,500,000

If either the ordinary share target or the maximum EBITDA target is met in any fiscal year, Company shareholders receive the maximum number of Earnout Shares indicated for the year.

In the event the ordinary share target is not met but the combined company’s EBITDA falls within the minimum and maximum EBITDA target for a specified year, the number of Earnout Shares to be issued will be interpolated between such targets.

In the event neither the ordinary share target nor the minimum EBITDA target is met in a particular year, but a subsequent year’s share price or EBITDA target is met, the Company shareholders will earn the Earnout Shares for the previous year as if the prior year’s target had been met.

The foregoing summary of Amendment No. 1 is qualified in its entirety by reference to the text of the amendment, which is attached as an exhibit hereto and is incorporated herein by reference. Except as disclosed in this Current Report on Form 8-K, the terms of the Merger Agreement remain unchanged. For a complete description of the terms of the Merger Agreement, except as modified herein, see Andina’s Current Report on Form 8-K filed with the SEC on August 22, 2013.

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Item 8.01.	Other Events.

On November 12, 2013, Andina notified The NASDAQ Stock Market LLC (“NASDAQ”) that, effective November 25, 2013 (the “Effective Date”), its currently-traded units (“Units”) will cease to exist and be mandatorily separated into their components – one ordinary share, par value $.0001 (“Ordinary Share”), and one warrant to purchase one Ordinary Share (“Warrant”). On the Effective Date, trading in the Units will be suspended and all Units will be automatically separated into their components. Each Unit holders’ account, in lieu of the Units, will reflect ownership of the Ordinary Shares and Warrants, which Ordinary Shares and Warrants will continue to trade on NASDAQ.

The foregoing action is being taken pursuant to the terms of the Merger Agreement. As a condition to closing the transactions contemplated by the Merger Agreement, Andina agreed to mandatorily separate its Units into their component securities.

A copy of the press release issued by Andina to announce the foregoing is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Amendment No. 1 to Agreement and Plan of Reorganization

99.1	Press Release dated November 12, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2013

ANDINA ACQUISITION CORPORATION

By:	/s/ B. Luke Weil
Name: B. Luke Weil
Title: Chief Executive Officer

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